DIGICORP
                             SUBSCRIPTION AGREEMENT


      SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 18th day of May 2005 between DigiCorp, a Utah corporation with offices located at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401 (the "Company"), and the undersigned (the "Subscriber").

      WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to sell and the Subscriber desires to purchase 2,941,176 shares of the Company's common stock and warrants to purchase 3,000,000 shares of the Company's common stock in a private placement (the "Offering") on the terms and conditions set forth herein;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      I. SUBSCRIPTION FOR SECURITIES; REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

            1.1 Subscription for Securities. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company 2,941,176 shares of the Company's common stock, $.001 par value ("Shares"), at a purchase price of $.17 per share and the Company agrees to sell such Shares to the Subscriber for said purchase price. In addition, in consideration for Subscribers purchase of the Shares, the Company shall issue the Subscriber: (a) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.25 exercisable for a period of five years, in the form attached hereto as Exhibit A, (b) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.35 exercisable for a period of five years, in the form attached hereto as Exhibit B, (c) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.42 exercisable for a period of five years, in the form attached hereto as Exhibit C, (d) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $0.75 exercisable for a period of five years, in the form attached hereto as Exhibit D, (e) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $1.00 exercisable for a period of five years, in the form attached hereto as Exhibit E; and (f) callable warrants to purchase 500,000 shares of the Company's common stock with an exercise price of $1.50 exercisable for a period of five years, in the form attached hereto as Exhibit F ("Warrants" and together with the Shares, the "Securities").

            1.2 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

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            1.3 Investment Purpose. The Subscriber represents that the
Securities are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

            1.4 Accredited Investor. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that it is able to bear the economic risk of any investment in the Securities. The Subscriber further represents and warrants that the information furnished in the accompanying accredited investor questionnaire, which is attached hereto as Exhibit C, is accurate and complete in all material respects.

            1.5 Risk of Investment. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Subscriber.

            1.6 Prior Investment Experience. The Subscriber acknowledges that it has prior investment experience and that it recognizes the highly speculative nature of this investment.

            1.7 Information. The Subscriber acknowledges careful review of this Subscription Agreement as well as the Company's filings with the Securities and Exchange Commission, as required pursuant to the Securities and Exchange Act of 1934, which are available on the Internet at www.sec.gov (collectively, the "Offering Documents"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

            1.8 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

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

            1.9 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

            1.10 Transfer or Resale. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act except as contained herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws.

            1.11 Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

            The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Securities may be made pursuant to the Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

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

            1.12 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and
(b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

            1.13 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that:
(a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

            1.14 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

            1.15 Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber's subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

II.   REPRESENTATIONS BY THE COMPANY

            The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:


            2.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company's financial condition (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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

            2.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Offering Documents, and when executed and delivered by the Company will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            2.3 Noncontravention. The execution and delivery of the Offering Documents, the issuance and sale of the Securities under the Offering Documents, the fulfillment of the terms of the Offering Documents, and the consummation of the transactions contemplated thereby will not (i) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (1) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (2) the charter, bylaws or other organizational documents of the Company or any subsidiary or (3) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Offering Documents and the valid issuance and sale of the Securities to be sold pursuant to the Offering Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

            2.4 No Violation. The Company is not (a) in violation of its charter, bylaws or other organizational document; (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (c) in default (and there exists no condition that, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, that would be reasonably likely to have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as the investors own any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect.

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

            2.5 Capitalization. Schedule 2.5 attached hereto contains a complete and accurate description of the authorized, issued and outstanding capital stock of the Company as of the date thereof (before giving effect to the transactions contemplated by this Subscription Agreement). The Securities to be sold pursuant to the Offering Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as provided in
Schedule 2.5, there are no other outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities, or any such rights, warrants or options. Without limiting the foregoing, except as contemplated in connection with the Offering and except as provided in Schedule 2.5, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Securities or the issuance and sale thereof (other than any such rights for which the Company has obtained waivers in respect thereof). Except as provided in Schedule 2.5, there are no stockholders agreements, voting agreements or other similar agreements with respect to the common stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. The Company does not have any so-called stockholder rights plan or "poison pill" and there are no "shark-repellant" charter or bylaw provisions or so-called "state antitakeover" statutes applicable, in any case, to all or any portion of the transactions contemplated by the Offering Documents, including, without limitation, issuance of the Securities.

            2.6 Legal Proceedings. Except as otherwise disclosed in the Company's filings with the Securities and Exchange Commission, there is no action, suit, proceeding, or to the knowledge of the Company, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the Offering or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to consummate the Offering.

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

            2.7 Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities. The Company's certifying officers evaluated the effectiveness of the Company's controls and procedures as required by the rules of the Securities and Exchange Commission.

            2.8 Governmental Permits, etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

            2.9 Intellectual Property. (i) The Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") as owned or possessed by it, or that are necessary for the conduct of its business as now conducted or as proposed to be conducted, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company has not received any notice of, or has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (iii) the Company has not received any notice of, or has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

            2.10 Financial Statements. The financial statements of the Company included in the Company's filings with the Securities and Exchange Commission have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto, or in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Company's filings with the Securities and Exchange Commission, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. generally accepted accounting principles to be reflected in such financial statements, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole.

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            2.11 Disclosure. None of the representations and warranties of the
Company appearing in the Offering Documents, when considered together as a whole, contains, or on any closing date will contain, any untrue statement of a material fact or omits, or on any closing date will omit to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

      III.  REGISTRATION RIGHTS

            3.1 The Company agrees that if, at any time, and from time to time, after the date hereof the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify the Subscriber that such registration statement will be filed and that the Securities then held by the Subscriber will be included in such registration statement; (B) cause such registration statement to cover all of such Securities issued to the Subscriber; (C) use best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all such Securities that have been issued to such holder to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such holder to promptly effect the proposed sale or other disposition. Notwithstanding any other provision of this Section 3.1, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of the Securities, the Holder shall retain the right to request inclusion of shares as set forth above.

      IV.   MISCELLANEOUS

            4.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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            If to the Company:

            DigiCorp
            100 Wilshire Boulevard, Suite 1500
            Santa Monica, California 90401
            Attn: Katie Queen
            Telephone: (310) 752-1477
            Facsimile: (310) 752-1486


            With a copy to (which shall not constitute notice):

            Sichenzia Ross Friedman Ference LLP
            1065 Avenue of the Americas
            New York, New York 10018
            Attn:  Marc J. Ross, Esq.
            Telephone: (212) 930-9700
            Facsimile: (212) 930-9725

            If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

            4.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (determined on an as exercised to common stock basis) (or if prior to the closing, the Subscribers purchasing at least a majority of the Securities to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

            4.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

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            4.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Los
Angeles County, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

            4.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

            4.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

            4.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            4.8 Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this
Article IV shall survive closing for a period of two years.

            4.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

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

            4.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            4.11 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Sichenzia Ross Friedman Ference LLP, counsel to the Company; and (c) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

            4.12 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                            [Signature page follows.]


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      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Bodnar Capital Management, LLC            No. of Shares:  2,941,176
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______________________________________    No. of Warrants:  3,000,000
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Name of Subscriber


/s/ Steven J. Bodnar
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Signature

Steven J. Bodnar
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Name (Please Print)

Managing Member
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Title

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Address of Subscriber


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Taxpayer Identification Number of
Subscriber

                                          Subscription Accepted:

                                          DIGICORP

                                          By:/s/ Milton "Todd" Ault
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                                          Name:  Milton "Todd" Ault
                                          Title:    Chief Executive Officer

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